UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
July 28, 2008
Date of Report (Date of earliest event reported)
SYNAPTICS INCORPORATED
(Exact Name of Registrant as Specified in Its Charter)

DELAWARE	000-49602	77-0118518

(State or Other	(Commission File Number)	(IRS Employer
Jurisdiction of Incorporation)		Identification No.)
3120 SCOTT BLVD.
SUITE 130
SANTA CLARA, CALIFORNIA 95054
(Address of Principal Executive Offices) (Zip Code)
(408) 454-5100
(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-99.1

Item 2.02. Results of Operations and Financial Condition.
          The registrant is furnishing this Current Report on Form 8-K in connection with the disclosure of information, in the form of the textual information from a press release released on July 31, 2008. The registrant’s press release is attached as Exhibit 99.1.
          The information in this Current Report on Form 8-K (including the exhibit) is furnished pursuant to Item 2.02 and shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section.
          The registrant does not have, and expressly disclaims, any obligation to release publicly any updates or any changes in the registrant’s expectations or any change in events, conditions, or circumstances on which any forward-looking statement is based.
          The text included with this Current Report is available on the registrant’s website located at www.synaptics.com, although the registrant reserves the right to discontinue that availability at any time.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Resignation of W. Ronald Van Dell
          On July 28, 2008, W. Ronald Van Dell announced his intent to resign effective October 31, 2008. Francis Lee, President and Chief Executive Officer of Synaptics stated, “On behalf of myself, our board of directors, our stockholders, and our employees, I would like to thank Ron for his years of service on Synaptics Board of Directors.”
Appointment of Thomas Tiernan
          On July 28, 2008, our Board of Directors appointed Thomas Tiernan as a director, President, and Chief Operating Officer effective immediately. Mr. Tiernan, 44, has been Executive Vice President and General Manager of our company since July 2007. Mr. Tiernan served as Senior Vice President of our company from March 2006 until July 2007. Prior to joining our company, Mr. Tiernan served as Vice President and General Manager of Symbol Technologies’ Mobile Computing Division. From 1985 to 2004, Mr. Tiernan held various management and executive positions at Hewlett-Packard, including running the Network Storage business in the Americas, the Enterprise Systems business in Asia Pacific, and the PC business in Japan. Mr. Tiernan holds a Bachelor’s Degree in Electrical Engineering from California State Polytechnic University and a Masters of Science in Computer Engineering from Santa Clara University.
          There is no arrangement, understanding, or family relationship pursuant to which Mr. Tiernan was selected as a director and our President and Chief Operating Officer. There are no related party transactions between us and Mr. Tiernan reportable under Item 404(a) of Regulation S-K.
          Francis Lee will continue as our Chief Executive Officer.

Item 8.01. Other Events.
          On July 31, 2008, we announced a 3-for-2 stock split to be effected as a stock dividend. The stock split will be effective for stockholders of record after the close of market on August 15, 2008 and will be payable on August 29, 2008. The registrant’s press release announcing the stock split is attached as Exhibit 99.1.
          Our Board of Directors has authorized the repurchase of up to an additional $80 million of common stock from time to time in the open market or in privately negotiated transactions. The timing and amount of any future purchases will depend upon market conditions and other factors.
Item 9.01. Financial Statements and Exhibits.
(a)	Financial Statements of Business Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Shell Company Transactions.

Not applicable.

(d)	Exhibits.

Exhibit
Number

99.1	Press release from Synaptics Incorporated, dated July 31, 2008, entitled “Synaptics Reports Record Revenue for Fiscal 2008; Announces 3-for-2 Stock Split”

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNAPTICS INCORPORATED
Date: July 31, 2008	By:	/s/ Russell J. Knittel
Russell J. Knittel
Executive Vice President, Chief Financial Officer, Secretary, and Treasurer

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press release from Synaptics Incorporated, dated July 31, 2008, entitled “Synaptics Reports Record Revenue for Fiscal 2008; Announces 3-for-2 Stock Split”